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                                                                    EXHIBIT 99.1
                                                                  March 30, 2005

                        PERIODIC REPORT FOR THE YEAR 2004


Company name: AGIS INDUSTRIES (1983) LTD. Corporate ID No.: 520037599

Address: 29 LECHI STREET, BNEI BRAQ 51200

Telephone: 03-5773600  Fax: 03-5773606

Date of Balance Sheet:  DECEMBER 31, 2004

Approval date of Report: MARCH 30, 2005


All of the information included in the Periodic Report for the year 2004 is stated in NIS thousands.


REGULATION 9:  FINANCIAL STATEMENTS

Attached hereto are the audited financial statements of the Company for the year ended December 31, 2004, accompanied by the opinion of the Company's independent auditor, Kesselman & Kesselman.


REGULATION 10: BOARD OF DIRECTORS REPORT ON THE COMPANY'S STATE OF AFFAIRS

Attached hereto is the Company's Board of Directors Report for the year ended December 31, 2004.


REGULATION 10A:  CONDENSED QUARTERLY STATEMENTS OF OPERATIONS

See Par. 6 of the Board of Directors' Report.


REGULATION 10C:  USE OF PROCEEDS OF SECURITIES WHILE REFERRING TO THE PURPOSES
                 OF THE PROCEEDS ACCORDING TO THE PROSPECTUS

None


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REGULATION 11:  LIST OF INVESTMENTS IN SUBSIDIARIES AND AFFILIATED COMPANIES AS
                OF THE BALANCE SHEET DATE:

All the subsidiaries and affiliates are companies whose shares are not traded on a stock exchange. Therefore, details were not provided in connection with information related to stock-exchange traded companies (share number, share price)

                                                                                                                          ADJUSTED
                                                              TYPE OF         NUMBER          TOTAL         ADJUSTED      CARRYING
                   NAME OF COMPANY                             SHARE*       OF SHARES       PAR VALUE         COST          VALUE
                   ---------------                             ------       ---------       ---------         ----          -----
                                                                                                              IN NIS THOUSANDS
Careline (Pharmagis) Ltd.                                        NIS 1     20,160,000       20,160,000        87,484       247,611
Chemagis Ltd.                                                    NIS 1     42,961,680       42,961,680       123,144       386,627
Agis Commercial Agencies (1989) Ltd.                (5),(6)      NIS 1            999              999        31,574        41,548

Agis Investments (2000) Ltd.                            (8)      NIS 1            100              100         9,589          (90)
Clay Park Labs Inc. ("CP")                                         $ 1        182,564          182,564       180,061       181,520
Neca Chemicals 1952 Ltd.                                (4)      NIS 1        163,817          163,817            --            --
Pharma Clal Ltd.                                        (1)      NIS 1             99               99            --            --
Westech Ltd.                                            (1)      NIS 1          1,000            1,000            --            --
Agis Distribution and Marketing (1989) Ltd.             (2)      NIS 1            999              999            --            --
Dovchem Ltd.                                            (3)      NIS 1            100              100            --            --
Chemagis U.S.A Inc.                                     (3)   NIS 0.01          1,000            1,000            --            --
Pureline Inc.                                           (2)        $ 1              0                0            --            --
Neca Marketing (1983) Ltd.                              (1)      NIS 1          1,000            1,000            --            --
ChemAgis (Netherlands) B.V.                             (3)        E 1          5,000            5,000            --            --
ChemAgis Germany GmbH                                   (3)        E 1         25,000           25,000            --            --
InfraServ GmbH&Co. Wiesbaden KG.                        (3)         --             --               --            --            --
Arginet Investments and Properties (2003) Ltd.                      --             --               --            --        44,676
Danagis  Ltd.                                           (7)      NIS 1            400              400         9,332         8,382
                                                                                                             -------       -------
                                                                                                             441,184       910,274
                                                                                                             =======       =======

*    All of the shares are ordinary shares.

(1) Investee companies held directly and indirectly through Agis Commercial Agencies (1989) Ltd., a subsidiary.

(2)  Investee companies through Careline (Pharmagis) Ltd., a subsidiary.

(3) An investee held directly and indirectly through Chemagis Ltd., a subsidiary.

(4) An investee company held through Arginet Investments and Properties (2003) Ltd.

(5)  Includes a linked loan totaling NIS 20,749 thousand.

(6)  Carrying value less reciprocal holdings in the Company's shares.

(7)  Includes shareholder loan, index-linked =6%, totaling NIS 9,332 thousand.

(8)  Includes a capital note of NIS 9,332 thousand.


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REGULATION 11:  LIST OF INVESTMENTS IN SUBSIDIARIES AND AFFILIATE COMPANIES AS
                OF THE BALANCE SHEET DATE (continued)

                        COMPANY NAME                          HOLDING PERCENTAGE          AUTHORITY TO APPOINT
                                                        IN CAPITAL             VOTING          DIRECTORS

Careline (Pharmagis) Ltd.                                 100%                 100%              100%
Chemagis Ltd.                                             100%                 100%              100%
Agis Commercial Agenies (1989) Ltd.                       100%                 100%              100%
Agis Distribution and Marketing (1989) Ltd.               100%                 100%              100%
Pharma Clal Ltd.                                          100%                 100%              100%
Westech Ltd.                                              100%                 100%              100%
Arginet Investments and Properties (2002) Ltd.            100%                 100%              100%
Pureline Inc.                                             100%                 100%              100%
Pureline Inc.                                              80%                  80%              80%
Clay Park Labs Inc.                                       100%                 100%              100%
Neca Chemicals 1952 Ltd.                                  100%                 100%              100%
Neca Marketing (1983) Ltd.                                100%                 100%              100%
Dovechem Ltd.                                             100%                 100%              100%
Chemagis U.S.A Inc.                                       100%                 100%              100%
Danagis  Ltd.                                              50%                  50%              50%
ChemAgis (Netherlands) B.V.                               100%                 100%              100%
ChemAgis Germany GmbH                                     100%                 100%              100%
InfraServ GmbH&Co. Wiesbaden KG.                            7%                   7%                7%


REGULATION 12:  CHANGES IN INVESTMENTS IN SUBSIDIARIES AND AFFILIATE COMPANIES
                DURING REPORT PERIOD

                                                                                            ADJUSTED
DATE OF                        SUBSTANCE OF CHANGE AND                  NOMINAL COST          COST
CHANGE                              COMPANY NAME                                 NIS THOUSANDS
------                              ------------                                 -------------

1.2004             Dividend distribution                                    23,600           23,600

3.2004             Loan given to Danagis                                     1,340            1,340

5.2004             Repayment of loan by Danagis                              1,000            1,000

9.2004             Repayment of loan                                           900              900

11.2004            Distribution of stock dividend in Chemagis Ltd.          15,000           15,000

12.2004            Repayment of loan                                           500              500


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REGULATION 13: REVENUES OF SUBSIDIARIES AND AFFILIATE COMPANIES AND COMPANY'S
               INCOME FROM THEM AS OF BALANCE SHEET DATE

Below is the composition, in NIS thousands adjusted to December 2004:

                                        INCOME       INCOME
                                        (LOSS)       (LOSS)                 MANAGEMENT
            COMPANY NAME               BEFORE TAX   AFTER TAX   DIVIDEND       FEES       INTEREST

 Careline (Pharmagis) Ltd. (2)          (4,334)      (1,286)     23,600        --            --
 Chemagis Ltd. (2)                      119,987      109,158         --        --            --
 Agis Commercial Agencies (1989)
 Ltd. (2)                                15,108       10,422         --        --            --
 Agis Investments (2000) Ltd.               (2)          (2)         --        --            --
 Arginet Investments and Properties
 (2003) Ltd. (2)                          1,801        1,241         --        --            --
 Danagis  Ltd. (our shares is 50%)         (72)         (42)         --        --           773
 Clay Park Labs Inc.                      7,320        4,016         --        --            --

(1)  Includes non-recurring expenses.

(2)  Includes its subsidiaries


REGULATION 14:  LIST OF GROUPS OF LOAN BALANCES THAT WERE GIVEN AS OF THE
                BALANCE SHEET DATE, IF THE GRANTING OF LOANS IS ONE OF THE CORPORATIONS PRINCIPAL BUSINESSES

None.


REGULATION 20:  STOCK EXCHANGE TRADING - SECURITIES LISTED FOR TRADING - DATES
                AND REASONS FOR HALT IN TRADING

During 2004, no securities of the Company were registered for trading. On March 15, 2005, the general meeting of the Company's shareholders ratified the merger agreement with Perrigo Company ("Perrigo"), a U.S. company, that had been signed on November 14, 2004. On March 17, 2005, upon the closing of the merger transaction with Perrigo, trading on the Tel Aviv Stock Exchange of the Company's shares, was ceased.


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REGULATION 21: PAYMENTS TO SENIOR OFFICERS

Below are the payments (in NIS thousands) paid by the Company and its subsidiaries in the year 2004 to the five highest salary earners among the officers in the Company:

                                                                     SALARIES
                                                                        AND
                                                                      RELATED
                                                                     EXPENSES
                                                                     --------
President and CEO of the subsidiary Clay Park (1)(2)                    4,663
President and Chairman of the Company                                   3,331
CEO (3)                                                                 2,687
CEO of the subsidiary Chemagis                                          1,420
V.P. of Business Development                                            1,241
                                                                       ------
                                                                       13,342
                                                                       ======

(1)  Does not include cost of stay overseas of NIS 619 thousands.

(2) Does not include a payment for the waiver of the right to exercise an option amounting to NIS 18,000 thousands.

(3) Does not include a payment for the waiver of the right to exercise an option amounting to NIS 11,119 thousands.

All the amounts stated above include salaries and related expenses.


REGULATION 22: FEES AND BENEFITS

The total fees, grants and benefits paid in 2004 to two members of the board of directors, including related expenses that do not exceed the prevailing practice total NIS 6,018 thousands, excluding payment for the waiver of the right to exercise an option amounting to NIS 11,119 thousands.

Total fees and compensation for participation in meetings that were paid to four members of the board of directors who are not employees of the Company and/or subsidiaries, amounted to NIS 446 thousand.


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REGULATION 24:  SHARES AND CONVERTIBLE SECURITIES HELD BY INTERESTED PARTIES IN
                THE CORPORATION, A SUBSIDIARY OR AFFILIATE COMPANY, AS PROXIMATE AS POSSIBLE TO THE DATE OF THE REPORT


                                                                                            HOLDING         HOLDING PERCENTAGE IN
                                                                                         PERCENTAGE IN        CAPITAL AND VOTING
                                               ID NO. / CORPORATE   NUMBER OF SHARES      CAPITAL AND          AFTER DEDUCTING
              NAME OF INTERESTED PARTY         ID WITH REGISTRAR      AS OF 15.3.05        VOTING (%)      RECIPROCAL HOLDINGS (%)
              ------------------------         -----------------      -------------        ----------      -----------------------

 Moshe Arkin                                         51643062          12,510,414            39.94%                45.67%
 Citadel Equity Funds Limited                         105635            1,592,824             5.08%                 5.81%
 Eliahu Bin-Nun                                       6569195                 750               --                    --
 Ron Gottfried                                        6357206                 310               --                    --
 Refael Lebel                                        54666151                 10               --
                                                                       ----------           ------                ------
                                                                       14,104,308            45.02%                51.48%
                                                                       ..........           ......                ......
 Agis Industries (1983) Ltd. (1)                    520037599           1,642,218             5.24%                   --
 Agis Commercial Agencies (1989) Ltd. (2)           511386401           1,341,925             4.28%                   --
 Neca Marketing (1983) Ltd. (2)                     511003477             948,268             3.03%                   --
                                                                       ----------           ------                ------
                                                                        3,932,411            12.55%                   --
                                                                       ..........           ......                ......
                                                                       ----------           ------                ------
 Total                                                                 18,036,719            57.57%                51.48%
 Held by the public                                                    13,289,397            42.43%                48.52%
                                                                       ----------           ------                ------
 Total shares                                                          31,326,116           100.00%               100.00%
                                                                       ==========           ======                ======


(1)  Dormat shares.

(2)  Subsidiaries.

* On March 17, 2005, upon the closing of the merger with Perrigo, Perrigo became the holder of 100% of the share capital of the Company.

REGULATION 24A: AUTHORIZED CAPITAL, ISSUED CAPITAL AND CONVERTIBLE SECURITIES

                                                                     NIS 1 PAR
                                                                       VALUE
                                                                       -----

Authorized share capital                                              40,000,000
                                                                      ----------
Issued share capital                                                  31,326,116
                                                                      ==========

Dormant share capital:
1. Does not confer rights                                              1,642,218
2. Confers voting rights                                               1,341,925
3. Confers voting rights and rights
   to retained earnings                                                  948,268
                                                                      ----------
                                                                       3,932,411
                                                                      ==========

The Company has no convertible securities.


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REGULATION 26:    DIRECTORS OF THE COMPANY AS OF DECEMBER 31, 2004

1.   (1)  Name:                        MOSHE ARKIN

     (2)  Date of appointment:         1983

     (3)  ID No.                       51643062

     (4)  Year of birth:               1952

     (5)  Nationality:                 Israeli

     (6)  Address:                     22 Haganim Road, Kfar Shmaryahu

     (7) Member of Group committees and inner executive committee of the Board of Directors

     (8)  Outside director:            No

     (9)  President and Chairman of the Board of Directors of Agis Industries
          (1983) Ltd. and its subsidiaries, and also Chairman of the Board of Directors of Careline (Pharmagis) Ltd. and its subsidiaries.

     (10) Education and employment:    Holds a Bachelor's degree in Psychology from
                                       Tel-Aviv University.

                                       Until December 31, 2000, served as CEO
                                       and Chairman of the Board of Directors
                                       of Agis Industries (1983) Ltd. and its
                                       subsidiaries, and from January 1, 2001
                                       has served as the Company's President
                                       and the Chairman of its Board of
                                       Directors. Serves as the Chairman of the Board of Directors of Clay Park Labs
                                       Inc. since October 1994, as the Chairman of the Board of Directors of Careline
                                       (Pharmagis) Ltd. and its subsidiaries
                                       and chairman of the board of directors
                                       of Neca Chemicals (1952) Ltd. And its
                                       subsidiaries since March 1997, and as
                                       the CEO and Chairman of the Board of
                                       Directors of private companies that he
                                       controls.

     (11) Mr. Moshe Arkin is the husband of Mrs. Doris Arkin.

     (12) Serves as director until the date of the publication of the reports.

2.   (1)  Name:                        REFAEL LEBEL

     (2)  Date of appointment:         1999

     (3)  ID No.                       54666151

     (4)  Year of birth:               1956

     (5)  Nationality:                 Israeli

     (6)  Address:                     14B Hatamar Street, Kiryat Ganim, Ra'anana

     (7)  Member inner executive committee of the Board of Directors

     (8)  Outside director:            No

     (9)  CEO and Company Secretary for Agis Industries (1983) Ltd.

     (10) Education and employment     Qualified CPA, holding a Bachelor's
                                       degree in economics and accounting from
                                       Bar Ilan University and Master's degrees
                                       in both business management and law from
                                       Bar Ilan University.

                                       Since August 2003, serves as CEO of Agis
                                       Industries (1983) Ltd.

                                       Served as CFO of Agis Industries (1983)
                                       Ltd. and its subsidiaries from January
                                       2001 until August 2003.

                                       From 1988 until December 31, 2000,
                                       served as the controller and head of
                                       finance of Agis Industries (1983) Ltd.
                                       and its subsidiaries.

                                       Member of the Board of Directors of Agis
                                       Industries (1983) Ltd. since 1999.

                                       Has served as Company Secretary since
                                       1992.

                                       Member of the Board of Directors of Clay
                                       Park Labs Inc. since 2002 and Vice
                                       President of the company since October
                                       1994.

                                       Member of the Board of Directors of Neca
                                       Chemicals (1952) Ltd. since March 1997.

                                       Member of the Board of Directors of
                                       Meditor Pharmaceuticals Ltd. since
                                       August 2000.

     (11) Is not a relative of another interested party in the corporation

     (12) Served as a director until March 17, 2005


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REGULATION 26:    DIRECTORS OF THE COMPANY (continued)

3.   (1)  Name:                        DORIS (HILDA) ARKIN

     (2)  Date of appointment:         2002

     (3)  ID No.                       13562145

     (4)  Year of birth:               1957

     (5)  Nationality:                 Israeli

     (6)  Address:                     22 Haganim Road, Kfar Shmaryahu

     (7)  Not a member of any committee

     (8)  Outside director:            No.

     (9)  Member of the board of Directors

     (10) Education and employment:    Has an academic education - Psychologist

     (11) Mrs. Doris Arkin is the wife of Mr. Moshe Arkin

     (12) Served as a director until March 17, 2005



4.   (1)  Name:                        ELI BEN-NUN

     (2)  Date of appointment:         1996

     (3)  ID No.                       6569195

     (4)  Year of birth:               1951

     (5)  Nationality:                 Israeli

     (6)  Address:                     1 Hame'orayr, Givatayim

     (7)  Member of the Board of Directors' audit committee

     (8)  Outside director:            No

     (9) Not employed by the Company, a subsidiary, an affiliated company or an interested party

     (10) Education and employment:    Holds a Bachelor's degree in Psychology
                                       from Bar Ilan University Acts as an
                                       organizational consultant.  Is also a
                                       violin maker

     (11) Is not a relative of another interested party in the corporation

     (12) Served as a director until March 17, 2005


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REGULATION 26:    DIRECTORS OF THE COMPANY (continued)

5.   (1)  Name:                        MENACHEM INBAR

     (2)  Date of appointment:         2000

     (3)  ID No.                       000483982

     (4)  Year of birth:               1948

     (5)  Nationality:                 Israeli

     (6)  Address:                     5 Gilad street, Ramat Gan

     (7)  Not a member of the Board of Directors' audit committee

     (8)  Outside director:            No

     (9)  Not employed by the Company, a subsidiary, or an affiliated company.
          Acts as consultant to a company of an interested party

     (10) Education and employment:    Academic

                                       During the last five years has served as the CEO of the Zeevi Group and as CEO of Leumi & Co. Investment Bank.

                                       Serves on the Board of Directors of
                                       various public and private companies.
                                       Formerly, was CEO of Leumi & Co.
                                       Investment Bank and Bank Leumi Canada,
                                       and Vice President of Union Bank.

                                       Served on the Board of Directors of
                                       numerous public and private companies
                                       and was the Chairman of several of them.

                                       Holds the position of outside director
                                       and Chairman of the audit committee with various public companies. Has many years' experience of the various aspects of preparing financial statements in
                                       Israel and overseas and is independently familiar with the capital market, company valuations and bank financing.
                                       Is managing partner of Shifman-Inbar
                                       Ltd., which is engaged in consulting to
                                       companies and individuals regarding
                                       investments, negotiations with banks and seeking investors in Israel and overseas.

     (11) Is not a relative of another interested party in the corporation

     (12) Served as a director until March 17, 2005



6.   (1)  Name:                        ZVI GUR

     (2)  Date of appointment:         2002

     (3)  ID No.                       054215835

     (4)  Year of birth:               1957

     (5)  Nationality:                 Israeli

     (6)  Address:                     14 Mevo Hadass Street, Kochav Yair

     (7)  Member of the Board of Directors' audit committee

     (8)  Outside director:            Yes

     (9) Not employed by the Company, a subsidiary, an affiliated company or an interested party

     (10) Education and employment:    Academic

                                       CEO and director for various public and
                                       private companies. Director of Israel
                                       Shipyards Ltd., Gold Bond Group Ltd.,
                                       Beit Amzaleg Ltd.

     (11) Is not a relative of another interested party in the corporation

     (12) Served as a director until March 17, 2005


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REGULATION 26:    DIRECTORS OF THE COMPANY (continued)

7.   (1)  Name:                        RAN GOTFRID

     (2)  Date of appointment:         July 2003

     (3)  ID No.                       6357206

     (4)  Year of birth:               1944

     (5)  Nationality:                 Israeli

     (6)  Address:                     64 Pinkas Street, Tel-Aviv

     (7)  Member of the Board of Directors' audit committee

     (8)  Outside director:            No

     (9) Not employed by the Company, a subsidiary, an affiliated company or an interested party

     (10) Education and employment:    Businessman

     (11) Is not a relative of another interested party in the corporation

     (12) Served as a director until March 17, 2005


8.   (1)  Name:                        BORIS DICKERMAN

     (2)  Date of appointment:         October 20, 2004

     (3)  ID No.                       067113704

     (4)  Year of birth:               1951

     (5)  Nationality:                 Israeli

     (6)  Address:                     15 Raziel street, Ramat Gan

     (7)  Member of the Board of Directors' audit committee

     (8)  Outside director:            Yes

     (9) Not employed by the Company, a subsidiary, an affiliated company or an interested party

     (10) Education and employment:    Holds a Bachelor's degree in architecture
                                       and urban planning

                                       Self-employed architect

     (11) Is not a relative of another interested party in the corporation

     (12) Served as a director until March 17, 2005


REGULATION 26A:   SENIOR OFFICERS OF THE COMPANY

1.   (1)  Name:                        MOSHE ARKIN

     (2)  Date of appointment:         January 1, 2001

     (3)  ID No.                       51643062

     (4)  Year of birth:               1952

     (5)  President of Agis Industries (1983) Ltd.

     (6)  President of subsidiaries of Agis Industries (1983) Ltd.

     (7)  Education and employment:    Holds a Bachelor's degree in Psychology
                                       from Tel-Aviv University

                                       Until December 31, 2000, served as CEO
                                       of Agis Industries (1983) Ltd. and its
                                       subsidiaries. Serves as the Chairman of
                                       the Board of Directors of Clay Park Labs
                                       Inc. since October 1994, as Chairman of
                                       the Board of Directors of Careline
                                       (Pharmagis) Ltd. and its subsidiaries
                                       and chairman of the board of directors
                                       of Neca Chemicals (1952) Ltd. since
                                       March 1997, and as the CEO and Chairman
                                       of the Board of Directors of private
                                       companies that he controls.


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REGULATION 26A:   SENIOR OFFICERS OF THE COMPANY (continued)

2.   (1)  Name:                        REFAEL LEBEL

     (2)  Date of appointment:         August 13, 2003

     (3)  ID No.                       54666151

     (4)  Year of birth:               1956

     (5)  Is not a relative of another interested party in the corporation

     (6)  CEO of Agis Industries (1983) Ltd.

     (7)  Education and employment:    Qualified CPA, holding a Bachelor's
                                       degree in economics and accounting and
                                       Master's degrees in both business
                                       management and law from Bar Ilan
                                       University.

                                       Served as CFO of Agis Industries (1983)
                                       Ltd. and its subsidiaries from January
                                       2001 until August 2003.

                                       From 1988 until December 31, 2000,
                                       served as the controller and head of
                                       finance of Agis Industries (1983) Ltd.
                                       and its subsidiaries.

                                       Member of the Board of Directors of Agis
                                       Industries (1983) Ltd. since 1999.

                                       Member of the Board of Directors of Clay
                                       Park Labs Inc. since 2002 and Vice
                                       President of the company since October
                                       1994.

                                       CEO and Company Secretary of Agis
                                       Industries (1983) Ltd.

                                       CEO of subsidiaries of Agis Industries
                                       (1983) Ltd.

                                       Member of the Board of Directors of Neca
                                       Chemicals (1952) Ltd. since March 1997.

                                       Member of the Board of Directors of
                                       Meditor Pharmaceuticals Ltd. since
                                       August 2000.


3.   (1)  Name:                        FREDDY SHAVIV

     (2)  Date of appointment:         January 1, 2002

     (3)  ID No.                       68790625

     (4)  Year of birth:               1949

     (5)  Is not a relative of another interested party in the corporation

     (6)  CEO of Chemagis Ltd. and VP Operations of Agis Industries (1983) Ltd.

     (7)  Education and employment:    Holds a degree in chemical engineering.

                                       Serves as CEO of Chemagis Ltd.

                                       Serves as VP Operations of Agis
                                       Industries (1983) Ltd.


4.   (1)  Name:                        GIORA CARNI

     (2)  Date of appointment:         1992

     (3)  ID No.                       8396855

     (4)  Year of birth:               1946

     (5)  Vice President of Agis Industries (1983) Ltd.

     (6) President and CEO of Clay Parks Labs Inc. (ceased his appointment during 2004).

     (7)  Is not a relative of another interested party in the corporation

     (8)  Education and employment:    Holds a Bachelor's degree in industrial
                                       engineering from the Haifa Technion.

                                       Serves as President and CEO of Clay
                                       Parks Labs Inc. and also as Vice
                                       President of Agis Industries (1983) Ltd.
                                       and its subsidiaries.

                                       Served on the Board of Agis Industries
                                       (1983) Ltd. From 1992 until December
                                       2001.

                                       Served on the Board of Clay Park Labs
                                       Inc. until November 2004.


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REGULATION 26A:   SENIOR OFFICERS OF THE COMPANY (continued)

5.   (1)  Name:                ADAM LEVITT

     (2)  Date of appointment: November 1, 2004

     (3)  ID No.               110527356

     (4)  Year of birth:       1957

     (5)  President and CEO of Clay Parks Labs Inc.

     (6)  Is not a relative of another interested party in the corporation

     (7)  Education and        Bachelor's degree in pharmacy.
          employment:          Master's degree in business management.
                               Vice President of Dr. Reddy's Laboratories.
                               Senior vice president of various drug companies.


6.   (1)  Name:                HAIM REGEV

     (2)  Date of appointment: October 1996

     (3)  ID No.               8993693

     (4)  Year of birth:       1944

     (5)  None

     (6) Member of the Board of Directors of subsidiaries of Careline (Pharmagis) Ltd. and Neca Chemicals (1952) Ltd.

     (7)  Is not a relative of another interested party in the corporation

     (8)  Education and        Academic education
          employment:          Served as Deputy CEO of Careline (Pharmagis) Ltd.
                               from January 1996 until his appointment as CEO of Careline (Pharmagis) Ltd. since January 1996 and as CEO of Neca Chemicals (1952) Ltd. from
                               September 1999 until January 2003.


7.   (1)  Name:                ELHANAN SHAKED

     (2)  Date of appointment: February 2003

     (3)  ID No.               051052638

     (4)  Year of birth:       1954

     (5)  Brother of Mr. Nahum Shenkel

     (6)  Joint CEO of Careline, Neca and Natural Formula

     (7)  Education and        Served as CEO of Nesh Cosmetics Ltd. until
          employment:          December 31, 2003.


8.   (1)  Name:                NAHUM SHENKEL

     (2)  Date of appointment: February 2003

     (3)  ID No.               030497929

     (4)  Year of birth:       1948

     (5)  Brother of Mr. Elhanan Shaked

     (6)  Joint CEO of Careline, Neca and Natural Formula

     (7)  Education and        Served as CEO of Nesh Cosmetics Ltd. until
          employment:          December 31, 2003.


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REGULATION 26A:   SENIOR OFFICERS OF THE COMPANY (continued)

9.   (1)  Name:                STEFAN CZERKAZ

     (2)  Date of appointment: 1994

     (3)  ID No.               65312225

     (4)  Year of birth:       1937

     (5)  Is not a relative of another interested party in the corporation

     (6)  VP Product Development and Intellectual Property of Agis Industries
          (1983) Ltd.

     (7)  Education and        Holds a Doctorate in engineering and chemistry
          employment:          from the Technion.

                               Holds a Master's degree in chemistry from Tel-Aviv University.

                               Holds a Bachelor's degree in chemistry from Tel-Aviv University.

                               Serves as VP Product Development and Intellectual Property of Agis Industries (1983) Ltd.


10.  (1)  Name:                DOV FELDMAN

     (2)  Date of appointment: September 2003

     (3)  ID No.               13800941

     (4)  Year of birth:       1964

     (5)  Is not a relative of another interested party in the corporation

     (6)  VP Finance of Agis Industries (1983) Ltd. and its subsidiaries

     (7)  Education and        Qualified CPA; holds a Bachelor's degree in
          employment:          economics and accounting and a Master's degree in
                               law from Bar Ilan University.
                               Serves as VP Finance of Agis Industries (1983)
                               Ltd. and its subsidiaries since September 2003.
                               Served as head of finance of Agis Industries
                               (1983) Ltd. and its subsidiaries from January
                               2001 until September 2003.


11.  (1)  Name:                DINA HANUNA

     (2)  Date of appointment: September 2003

     (3)  ID No.               068601129

     (4)  Year of birth:       1961

     (5)  Is not a relative of another interested party in the corporation

     (6)  VP Finance of Agis Industries (1983) Ltd. and its subsidiaries

     (7)  Education and        Qualified CPA; holds a Bachelor's degree in
          employment:          business management and economics from Bar Ilan
                               University and a Bachelor's degree in accounting from Tel-Aviv University.

                               Serves as VP Finance of Agis Industries (1983) Ltd. and its subsidiaries since September 2003.

                               Served as head of finance of Agis Industries
                               (1983) Ltd. and its subsidiaries from January 2001 until September 2003.


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REGULATION 26A:   SENIOR OFFICERS OF THE COMPANY (continued)

12.  (1)  Name:                SHARON KOCHAN

     (2)  Date of appointment: September 2002

     (3)  ID No.               23902950

     (4)  Year of birth:       1968

     (5)  Is not a relative of another interested party in the corporation

     (6)  Vice President of Business Development in Agis Industries (1983) Ltd.

     (7)  Education and        Masters Degree in Industry and Management,
          employment:          Columbia University, New York.
                               Bachelor's Degree in Industry and Management,
                               Tel-Aviv University.
                               Has served as Vice President of Busines
                               Development in Agis Industries (1983) Ltd. since
                               2002.


13.  (1)  Name:                ZEHAVA MOSKOVITZ

     (2)  Date of appointment: September 2003

     (3)  ID No.               51678480

     (4)  Year of birth:       1952

     (5)  Is not a relative of another interested party in the corporation

     (6)  Vice President of Pharmaceuticals Division in Agis Industries (1983)
          Ltd.

     (7)  Education and        Serves as Vice President of Pharmaceuticals
          employment:          Division in Agis Industries (1983) Ltd. since
                               September 2003.
                               Served as Manager of the Pharmaceuticals Division in Agis Industries (1983) Ltd. until September
                               2003.


14.  (1)  Name:                SHLOMI LEIBOVITZ

     (2)  Date of appointment: September 2003

     (3)  ID No.               59069294

     (4)  Year of birth:       1964

     (5)  Is not a relative of another interested party in the corporation

     (6)  Vice President  of Trade in Agis Industries (1983) Ltd.

     (7)  Education and        Masters in Business Administration, Bar Ilan
          employment:          University.
                               Bachelors degree in Economics, Haifa University.
                               Has served as Vice President of Trade in Agis
                               Industries (1983) Ltd. since September 2003.
                               Serves as Manager of Trade in Agis Industries
                               (1983) Ltd. until September 2003.


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REGULATION 26A:   SENIOR OFFICERS OF THE COMPANY (continued)

15.  (1)  Name:                AVI SHOVA

     (2)  Date of appointment: September 2003

     (3)  ID No.               70798269

     (4)  Year of birth:       1945

     (5)  Is not a relative of another interested party in the corporation

     (6)  Vice President of Logistics Agis Industries (1983) and subsidiaries

     (7)  Education and        Industrial and Managerial Engineer.
          employment:          Bachelors degree in Logistics.
                               Serves as Vice President Logistics in Agis
                               Industries (1983) Ltd. and its subsidiaries since September 2003.
                               Served as Manager of Logistics  Agis Industries
                               (1983) Ltd. and its subsidiaries until September
                               2003.
                               Served as Chairman of the Board of Danagis  Ltd.
                               since January 2002.


16.  (1)  Name:                DR. AMIRA ZEEVI

     (2)  Date of appointment: September 2003

     (3)  ID No.               54267380

     (4)  Year of birth:       1956

     (5)  Is not a relative of another interested party in the corporation

     (6)  Vice President of Product Development in Agis Industries (1983) Ltd.

     (7)  Education and        PhD in Biochemistry and Pharmacy.
          employment:          Serves as Vice President of Product Development
                               in Agis Industries (1983) Ltd. since September
                               2003.
                               Served as Manager of Product Development in Agis
                               Industries (1983) Ltd. until September 2003.


17.  (1)  Name:                YECHIEL OFFIR

     (2)  Date of appointment: September 2003

     (3)  ID No.               96244124

     (4)  Year of birth:       1948


     (5)  Is not a relative of another interested party in the corporation


     (6)  Vice President IT in Agis Industries (1983) Ltd.

     (7)  Education and        Has served as Vice President IT in Agis
          employment:          Industries (1983) Ltd. since September 2003.
                               Served as Manager of IT in Agis Industries (1983)
                               Ltd. until September 2003.
                               Bachelors degree in Computer Sciences from Pace
                               University, New York


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REGULATION 26A:   SENIOR OFFICERS OF THE COMPANY (continued)

18.  (1)  Name:                SHALOM TETRO

     (2)  Date of appointment: 1988

     (3)  ID No.               371898

     (4)  Year of birth:       1940

     (5)  Is not a relative of another interested party in the corporation

     (6)  General Manager of Diagnostics Division - Tayco

     (7)  Education and        Serves as General Manager of Diagnostics Division
          employment:          - Tayco.


19.  (1)  Name:                DAFNA NECHUSHTAN

     (2)  Date of appointment: September 2003

     (3)  ID No.               56764632

     (4)  Year of birth:       1961

     (5)  Is not a relative of another interested party in the corporation

     (6) Vice President Human Resources in Agis Industries (1983) Ltd. and subsidiaries

     (7)  Education and        Bachelors Degree in Business Administration
          employment:          Has served as Vice President of Human Resources
                               in Agis Industries (1983) Ltd. and subsidiaries since September 2003.
                               Served as Human Resources Manager until September
                               2003.


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REGULATION 26A:   SENIOR OFFICERS OF THE COMPANY (continued)

20.  (1)  Name:                DAN BIRNBAUM

     (2)  Date of appointment: 1992

     (3)  ID No.               052180577

     (4)  Year of birth:       1953

     (5)  None

     (6)  Internal Auditor

     (7)  Is not a relative of another interested party in the corporation

     (8)  Education and        Certified Public Accountant, in last five years,
          employment:          has served as a self-employed accountant.


REGULATION 27: CORPORATION'S ACCOUNTANT

Name: Kesselman & Kesselman, Certified Public Accountants
Address: 25 Hamered Street, Tel-Aviv




                                                  ---------------------------
                                                  AGIS INDUSTRIES (1983) LTD.

SIGNATORIES                      POSITIONS
-----------                      ---------
Moshe Arkin           Member of the Board of Directors
Refael Lebel          Chief Executive Officer


                                     C - 19